UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
September 27, 2010
Date of Report (Date of earliest event reported)
THE HARTFORD FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Hartford Plaza, Hartford, Connecticut 06155
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (860) 547-5000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-1.1
EX-5.1

Item 8.01 Other Events
     On September 27, 2010, the United States Department of the Treasury (“Treasury”) closed the secondary public offering of 52,093,973 warrants (the “Warrant Offering”), each representing the right to purchase one share of the common stock, par value $0.01 per share (the “Common Stock”), of The Hartford Financial Services Group, Inc. (the “Company”) at an exercise price of $9.79 per share (the “Warrants”), pursuant to an underwriting agreement dated September 21, 2010 (the “Underwriting Agreement”) among the Company, Treasury and Deutsche Bank Securities Inc., as the representative (the “Representative”) of the underwriters.
     The public offering price and the allocation of the Warrants in the Warrant Offering were determined by an auction process. The public offering price of the Warrants was equal to the auction clearing price of $13.70. The Company did not receive any of the proceeds of the Warrant Offering. The Warrant Offering was made pursuant to a prospectus supplement and the accompanying prospectus filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-168532).
     In connection with the Warrant Offering, the Company and certain of its officers and directors have agreed to enter into 45-day “lock-up” agreements in substantially the form attached to the Underwriting Agreement and subject to customary exceptions. Additionally, the Company entered into a warrant agreement dated September 21, 2010 (the “Warrant Agreement”) between the Company and The Bank of New York Mellon, acting as warrant agent, pursuant to which the Warrants were issued.
     The foregoing descriptions of the Underwriting Agreement, Warrant Agreement, Warrants and other documents relating to the Warrant Offering do not purport to be complete and are qualified in their entirety by reference to the full text of these documents and securities, forms or copies of which are incorporated by reference or are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement for 52,093,973 Warrants, dated September 21, 2010, among The Hartford Financial Services Group, Inc., the United States Department of the Treasury, and Deutsche Bank Securities Inc., as Representative of the several underwriters.

4.1	Warrant Agreement for 52,093,973 Warrants, dated September 21, 2010, between The Hartford Financial Services Group, Inc. and The Bank of New York Mellon (incorporated herein by reference to Exhibit 4.1 of the Company’s Form 8-A for the Warrants filed on September 22, 2010).

4.2	Specimen Warrant for 52,093,973 Warrants (incorporated herein by reference to Exhibit 4.2 of the Company’s Form 8-A for the Warrants filed on September 22, 2010).

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC. (Registrant)
September 27, 2010	By:	/s/ David C. Robinson
		Name:	David C. Robinson
		Title:	Senior Vice President and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
1. 1	Underwriting Agreement for 52,093,973 Warrants, dated September 21, 2010, among The Hartford Financial Services Group, Inc., the United States Department of the Treasury, and Deutsche Bank Securities Inc., as Representative of the several underwriters.

4.1	Warrant Agreement for 52,093,973 Warrants, dated September 21, 2010, between The Hartford Financial Services Group, Inc. and The Bank of New York Mellon (incorporated herein by reference to Exhibit 4.1 of the Company’s Form 8-A for the Warrants filed on September 22, 2010).

4.2	Specimen Warrant for 52,093,973 Warrants (incorporated herein by reference to Exhibit 4.2 of the Company’s Form 8-A for the Warrants filed on September 22, 2010).

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1).